Exhibit 99.2

FORM OF VOTING AGREEMENT

This Voting Agreement (the “Agreement”), dated as of January 9, 2017, is entered into by and among Coast, a Washington corporation (“Parent”), Pool, an Oregon corporation (the “Company”), and the member of the board of directors of Parent (the “Parent Board”) whose name appears on the signature page hereto (the “Director”).

RECITALS

A.	Pursuant to the terms of the Agreement and Plan of Merger (as the same may be amended or supplemented, the “Merger Agreement”), dated as of the date hereof, among Parent, the Company, and, from and after its accession to the Merger Agreement in accordance with the terms thereof, Merger Sub, an Oregon corporation and wholly owned subsidiary of Parent (“Merger Sub”), Merger Sub will merge with and into the Company (the “First Merger”), with the Company as the surviving corporation in the First Merger (sometimes hereafter referred to as the “Surviving Corporation”). Immediately following the First Merger, the Surviving Corporation will merge with and into Parent (the “Subsequent Merger”), with Parent as the surviving entity, and immediately following the Subsequent Merger, Pool Bank, an Oregon state-chartered bank and wholly-owned subsidiary of the Company (“Pool Bank”), will merge with and into Coast Bank, a Washington state-chartered bank and wholly-owned subsidiary of Parent (“Coast Bank”), with Coast Bank as the surviving bank (together with the First Merger and Subsequent Merger, the “Mergers”).

B.	As an inducement and a condition to the Company entering into the Merger Agreement, the Company has required that the Director, in his or her capacity as a shareholder of Parent, enter into this Agreement to make more likely the approval by the requisite vote of Parent’s shareholders of the issuance of common stock, no par value, of Parent (“Parent Common Stock”), in connection with the First Merger.

AGREEMENT

In consideration of each of Parent’s and the Company’s performance under the Merger Agreement, the Director hereby agrees as follows:

1.    Definitions. Capitalized terms not defined in this Agreement have the meaning assigned to those terms in the Merger Agreement.

2.    Effectiveness. If the Merger Agreement is terminated for any reason in accordance with its terms, this Agreement (other than Sections 9 through 16) shall automatically terminate and be null and void and of no effect.

3.    Voting Agreement. From the date hereof until the earlier of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with its terms (such period, the “Support Period”), the Director agrees that at any shareholder meeting of Parent to approve the issuance of shares of Parent Common Stock pursuant to the Merger Agreement or any related transaction, or any adjournment or postponement thereof, the Director shall be present (in person or by proxy) and shall vote (or cause to be voted) all shares of capital stock of Parent owned of record or beneficially, directly or indirectly, by the Director, entitled to vote at such meeting (together, “Owned Shares”): (a) in favor of (1) approval of the issuance of Parent Common Stock pursuant to the Merger Agreement, (2) any other matter that is required to facilitate the issuance of Parent Common Stock pursuant to the Merger Agreement and (3) any proposal to adjourn or postpone such meeting to a later date if there are not sufficient votes to approve the issuance of Parent Common Stock pursuant to the Merger Agreement; and (b) against any action or agreement submitted for approval to the shareholders of Parent that would (1) result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent under the Merger Agreement, (2) result in any of the conditions to the consummation of the First Merger under the Merger Agreement not being fulfilled, or (3) impair the ability of Parent to issue Parent Common Stock pursuant to the Merger Agreement, the ability of Parent to complete the Mergers, or that would otherwise be inconsistent with, prevent, impede or delay the consummation of the transactions contemplated by the Merger Agreement; provided, that the foregoing applies solely to the Director in his or her capacity as a shareholder of Parent, and nothing in this Agreement shall prevent the Director from discharging his or her fiduciary duties with respect to his or her role on the Parent Board.

4.    Director Representations and Warranties. The Director hereby represents, covenants and agrees that, except for this Agreement, he or she (i) has not entered into, and shall not enter during the Support Period, any pledge, voting agreement or voting trust with respect to the Owned Shares, (ii) has not granted, and shall not grant during the Support Period, a proxy, consent or power of attorney with respect to the Owned Shares, except any proxy to carry out the intent of this Agreement, and (iii) has not taken and shall not take any action that would have the effect of preventing or disabling the Director from performing any of his or her obligations under this Agreement. The Director hereby represents that he or she (1) owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) the Owned Shares and has good and valid title thereto free and clear of all Liens (other than restrictions on transfer under applicable securities laws), (2) has sole voting power, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws, community property laws and the terms of this Agreement; and (3) has all requisite power, authority and legal capacity to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly and validly executed and delivered by the Director and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a legal, valid and binding obligation of the Director, enforceable against the Director in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally. The Director further represents and warrants that the execution, delivery and performance of this Agreement and the compliance with the provisions hereof do not and will not (x) constitute or result in a breach or violation of, a default (or event which, with notice or lapse of time or both, would become a default) under, give to any Person any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Lien on any property or asset of the Director pursuant to any agreement, indenture, instrument, law, rule or regulation, judgment, decree, order, governmental permit, writ, injunction, or applicable license, to which the Director is a party or by which the Director or any property or asset of the Director is bound or affected, or (y) require any permit, authorization, consent or approval under any such law, rule, regulation, judgment, decree, order, governmental permit or license, agreement, indenture or instrument.

5.    Transfer Restrictions Prior to First Merger. The Director will not, directly or indirectly, during the Support Period: (i) sell, transfer, gift, assign, tender in any tender or exchange offer, pledge, encumber, hypothecate or similarly dispose of (by merger, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic or voting consequences of ownership of, enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, lien, hypothecation or other disposition of (by merger, by testamentary disposition, by operation of law or otherwise) or otherwise convey or dispose of, any of the Owned Shares, or any interest therein, including the right to vote any Owned Shares, as applicable (each, a “Transfer”), (ii) grant any proxies, or enter into any contract, arrangement or understanding with respect to a Transfer of the Owned Shares, as applicable, or (iii) take any other action that would materially restrict, limit or interfere with the performance of the Director’s obligations hereunder; provided that nothing herein shall prohibit the Director from (a) Transfers for estate planning or philanthropic purposes so long as the transferee, prior to the date of Transfer, agrees in a signed writing to be bound by and comply with the provisions of this Agreement or (b) disposing of or surrendering Owned Shares to Parent in connection with the vesting, settlement or exercise of Parent stock options, Parent restricted stock, Parent restricted stock units, Parent stock appreciation rights or other Parent equity awards for the payment of taxes thereon or, in respect of Parent stock options or Parent stock appreciation rights, the exercise or reference price thereon.

6.    Expenses. Except as otherwise may be agreed in writing or otherwise set forth in this Agreement, all costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such costs, fees and expenses.

7.    Entire Agreement. This Agreement is irrevocable. The recitals are incorporated as a part of this Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

8.    Assignment; Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall not be assigned or otherwise transferred by operation of law or otherwise without the prior written consent of the other parties hereto, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect; provided, however, that the rights under this Agreement are assignable by Parent to a majority-owned affiliate or any successor-in-interest in an internal reorganization or similar transaction. This Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto.

9.    Remedies/Specific Enforcement. Each of the parties hereto agrees that this Agreement is intended to be legally binding and specifically enforceable pursuant to its terms and that the Company would be irreparably harmed if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide adequate remedy in such event. Accordingly, in the event of any breach or threatened breach by the Director of any covenant or obligation contained in this Agreement, in addition to any other remedy to which the Company may be entitled (including monetary damages), the Company shall be entitled to injunctive relief to prevent breaches of this Agreement and to specifically enforce the terms and provisions hereof. The Director further agrees that neither the Company nor any other Person or entity shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and the Director irrevocably waives any right he or she may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

10.    Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington applicable to contracts made and performed entirely within such state, without giving effect to its principles of conflicts of laws. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Washington. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that he, she or it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

11.    WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12.    Reformation. If any court determines that the restrictions set forth in this Agreement are unenforceable, then the parties request such court to reform those provisions to the maximum restrictions, term, scope, or geographic area that such court finds enforceable.

13.    Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

14.    Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (i) in the case of an amendment, by the Company and the Director to be bound by such amendment, and (ii) in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

15.    Counterparts. The parties may execute this Agreement in one or more counterparts, including by facsimile or other electronic signature. All the counterparts will be construed together and will constitute one Agreement.

16.    Section Headings. The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

[signature pages follow]

SIGNED as of the date first set forth above:

Pacific Continental Corporation		Columbia Banking System, Inc.

By		By

	President & Chief Executive Officer		President & Chief Executive Officer

Additional Signatures on Next Page

[Signature Page to Voting Agreement]

DIRECTOR:

[Signature Page to Voting Agreement]